Exhibit (a)(1)(iv)

Scientific Games Exchange Offer Screen Shots July 19, 2011

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Terms of Use (Page 1 of 2)

Terms of Use (Page 2 of 2)

Exchange Offer Overview

Your Choices (Page 1 of 2)

Your Choices (Page 2 of 2)

Questions and Answers (Page 1 of 12)

Questions and Answers (Page 2 of 12)

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Important Documents

Calculator (Page 1 of 3)

Calculator (Page 2 of 3)

Calculator (Page 3 of 3)

Elect (Page 1 of 3)

Elect (Page 2 of 3)

Elect (Page 3 of 3)

Confirmation Message (Elect to Exchange)

Print Confirmation (Elect to Exchange) (Page 1 of 3)

Print Confirmation (Elect to Exchange) (Page 2 of 3)

Print Confirmation (Elect to Exchange) (Page 3 of 3)

Post-Election Message

Confirmation Message (Elect Not to Exchange)

Print Confirmation (Elect Not to Exchange) (Page 1 of 3)

Print Confirmation (Elect Not to Exchange) (Page 2 of 3)

Print Confirmation (Elect Not to Exchange) (Page 3 of 3)

Important Legal Information (Page 1 of 2)

Important Legal Information (Page 2 of 2)

Scientific Games
Exchange Offer Screen Shots

July 19, 2011

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Scientific Games Stock Option Exchange Offer

IMPORTANT!

The Exchange Offer expires at 11:59 p.m. Eastern Daylight Time, on Monday, August 15, 2011 unless extended by Scientific Games.

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This website allows you to participate in the offer by Scientific Games Corporation to exchange certain "underwater" stock options for a lesser number of new restricted stock units ("RSUs"), which we refer to as the "Exchange Offer".

This website enables you to see how the exchange of your eligible options will work and to make an election to participate in the Exchange Offer. If you wish to participate, you must make an election to exchange all of your outstanding eligible options before the expiration of the Exchange Offer. The Exchange Offer expires at 11:59 PM EDT on August 15, 2011 unless extended by Scientific Games. You may withdraw your election at any time before the Exchange Offer expires. After withdrawing your election, you may change your mind and again elect to exchange all of your eligible options before the Exchange Offer expires. The system will remain open virtually 24 hours a day until the expiration of the Exchange Offer.

If you wish to exchange any of your eligible options, you must elect to exchange all of your eligible options (not just all options that are part of one grant, but all options of all grants that are eligible to be exchanged). If you do not make an election, your eligible options will remain outstanding in accordance with their terms.

All eligible options that are properly surrendered and accepted by Scientific Games for exchange pursuant to the Exchange Offer will be cancelled. New RSUs will be granted in exchange for the surrendered options.

To login, enter your username, date of birth, and login password. Your username is your full Scientific Games corporate email address. **Your *initial* login password is your employee ID. If you are an international employee or a director, your employee ID will be provided in a separate email to you from the Human Resources Department. If you have previously registered and assigned yourself a password, use that password.**

When you have entered the above information, click "Login". If you do not have your login information, please contact the Human Resources Department at 770-825-4578.

Terms of Use

Scientific Games Stock Option Exchange Offer

Terms of Use

The Offer to Exchange sets forth all of the terms and conditions of the offer by Scientific Games Corporation ("Scientific Games," "we," "us" or "our") to exchange all (but not less than all) of your eligible stock options for a lesser number of new restricted stock units ("RSUs"), which we refer to as the "Exchange Offer". (Click on "Offer to Exchange" to go to that document.)

In making your decision whether to exchange your eligible options in the Exchange Offer, you should carefully review all of the information and materials made available or referred to you in connection with the Exchange Offer, including the Offer to Exchange. You are also strongly encouraged to consult with your personal investment, tax and/or legal advisor(s) before deciding to participate in the Exchange Offer.

This website is designed to help you understand the number and vesting dates of the RSUs you will be granted in exchange for your outstanding eligible options if you elect to participate in the Exchange Offer according to the provisions of the Offer to Exchange.

Your use of this website is subject to the following terms of use ("Terms"). By using or accessing this website, you accept and agree to be bound by these Terms. Your use of this website is governed by the version of the Terms in effect on the date the website is accessed by you. Scientific Games may modify these Terms at any time without prior notice.

This website is the property of Scientific Games and/or its licensors. Subject to the Terms, you are hereby granted a non-exclusive, non-transferable right to access, use and display the information relating to the Exchange Offer generated by this website (collectively, the "Materials"). Scientific Games hereby authorizes you to view and/or download the Materials in this website only for your personal non-commercial use. This authorization is not a transfer of title to the Materials downloaded. You may not modify, copy, display, distribute, reverse engineer, decompile, disassemble or otherwise extract any source code, algorithms, methods or techniques embodied in the Materials. The Materials are protected by intellectual property laws worldwide.

The Materials may contain inaccuracies and typographical errors. Neither Scientific Games nor its licensors warrants the accuracy or completeness of the Materials or the reliability thereof, subject to applicable law. The Materials are not intended to provide legal, financial or tax advice or opinions and do not serve as a substitute for specific advice from a professional advisor, so you may not rely on the contents of the Materials as such. All examples of future values are hypothetical and are intended for illustrative purposes only. We recommend that you consult with your own personal investment, tax and/or legal advisor(s) for advice on your specific situation. Any actions that you take based on the Materials are your sole responsibility.

You acknowledge that no express or implied warranties about the Materials are made, including but not limited to implied warranties of merchantability, fitness

Terms of Use

(Page 2 of 2)

Scientific Games Stock Option Exchange Offer

access, use and display the information relating to the Exchange Offer generated by this website (collectively, the "Materials"). Scientific Games hereby authorizes you to view and/or download the Materials in this website only for your personal non-commercial use. This authorization is not a transfer of title to the Materials downloaded. You may not modify, copy, display, distribute, reverse engineer, decompile, disassemble or otherwise extract any source code, algorithms, methods or techniques embodied in the Materials. The Materials are protected by intellectual property laws worldwide.

The Materials may contain inaccuracies and typographical errors. Neither Scientific Games nor its licensors warrants the accuracy or completeness of the Materials or the reliability thereof, subject to applicable law. The Materials are not intended to provide legal, financial or tax advice or opinions and do not serve as a substitute for specific advice from a professional advisor, so you may not rely on the contents of the Materials as such. All examples of future values are hypothetical and are intended for illustrative purposes only. We recommend that you consult with your own personal investment, tax and/or legal advisor(s) for advice on your specific situation. Any actions that you take based on the Materials are your sole responsibility.

You acknowledge that no express or implied warranties about the Materials are made, including but not limited to implied warranties of merchantability, fitness for a particular use or purpose, title or non-infringement.

The Materials are made available to you on an "as is", "as available" and "with all faults" basis. Neither Scientific Games nor its licensors warrants that any defects or inaccuracies will be corrected, subject to applicable law. Although every effort has been made to provide a tool that is secure, timely and accurate, neither Scientific Games nor its licensors warrant that the Materials will meet your needs or that they will be uninterrupted, timely, secure or error-free. Scientific Games and its licensors also make no warranty that the results obtained from the use of the Materials will be accurate or reliable, or that the quality of any products, services, tools, information or other material obtained by you through this Exchange Offer and related Materials will meet your expectations. In no event shall Scientific Games or any of its licensors be liable for any consequential, incidental, special, indirect or other losses or damages of whatsoever kind that result from use or loss of use of the Materials, however caused and to the fullest extent permitted by law, even if Scientific Games has been advised of the possibility of such losses or damages. These Terms and their enforcement are governed by the laws of the State of Delaware, without regard to conflicts of law. The rights, exclusions and limitations of liability under these Terms operate to the benefit of Scientific Games' subcontractors, licensors, vendors and agents to the same extent that such provisions operate to the benefit of Scientific Games.

By clicking "I Agree" below, I am indicating that I understand and accept the Terms.

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Exchange Offer Overview



SG SCIENTIFIC GAMES
Scientific Games Stock Option Exchange Offer
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Exchange Offer Overview

The terms and conditions of the Exchange Offer are contained in the Offer to Exchange. In the event of any inconsistency between the information on this website and the Offer to Exchange, the Offer to Exchange will govern.

To summarize, Scientific Games is offering to exchange *eligible options* held by *eligible employees and directors* for a lesser number of *new restricted stock units (new RSUs).*

Eligible employees and directors are current employees of Scientific Games and its subsidiaries and non-employee directors of Scientific Games who remain in employment or in service through the completion date of the Exchange Offer.

Eligible options are stock options that you currently hold that:

- have an exercise price per share greater than $11.99 (which is the 52-week high price of the Scientific Games common stock immediately prior to commencement of the Exchange Offer);
- were granted prior to July 19, 2010; and
- remain outstanding and unexercised as of the completion date of the Exchange Offer.

You can choose to exchange all or none of your eligible options; you may not choose to exchange some of your eligible options but not others. For example, if you were granted 100 eligible options on February 26, 2008 and 100 eligible options on February 23, 2009, then all of those eligible options must be exchanged if you choose to participate in the Exchange Offer.

If you choose to exchange your eligible options, you will be agreeing to cancel those options and your currently outstanding option agreement(s) relating to those options and irrevocably release all of your rights with respect to those options and agreements in exchange for new RSUs.

New RSUs will be granted under the Plan and be subject to the terms and conditions set forth in the Plan and an RSU agreement (which is comprised of (1) an Equity Award Notice - RSUs - Employees (or Non-Employee Directors, as applicable) and (2) the Terms and Conditions of Equity Awards to Key Employees (or Non-Employee Directors, as applicable)).

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Scientific Games Stock Option Exchange Offer

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Your Choices

Only you can decide whether or not to exchange outstanding eligible options that you hold.

Your choices are:

- **Elect to exchange your eligible options** - If you elect to exchange all of your eligible options by 11:59 p.m. Eastern Daylight Time (EDT) on Monday, August 15, 2011 (or such later time and date as may apply if the Exchange Offer is extended), and they are accepted by Scientific Games for exchange pursuant to the Exchange Offer, your eligible options will be exchanged for new RSUs promptly after the completion date of the Exchange Offer based on the exchange ratios set forth in the Offer to Exchange and in the *Calculator* and *Elect* tabs of this website.
- **Elect not to exchange your eligible options** - If you do not make an election by 11:59 p.m. EDT on Monday, August 15, 2011 (or such later time and date as may apply if the Exchange Offer is extended) to exchange all of your outstanding eligible options (or if you submit an election in the *Elect* tab with the "Exchange All Eligible Options" box unchecked), then your outstanding eligible options will remain outstanding in accordance with their terms.

Number of New RSUs You Would Receive if You Tender Your Eligible Options - If you are eligible to participate in the Exchange Offer, you may review the number of new RSUs that you are eligible to receive in exchange for your eligible options by clicking the *Calculator or Elect* tabs.

Vesting - If you decide to exchange your eligible options, your new RSUs granted in the Exchange Offer will vest on the later of one year from the date of grant of the new RSUs (expected to be August 16, 2011, unless the Exchange Offer is extended) and the original stated vesting date of the exchanged options. The specific vesting dates of the new RSUs are listed in the *Calculator or Elect* tabs.

Termination of Employment or Service - If your employment or service with Scientific Games terminates prior to the completion date of the Exchange Offer, you will not be eligible to participate in the Exchange Offer.

The information on this website regarding your eligible options is as of July 19, 2011 and may not be

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"Exchange All Eligible Options" box unchecked), then your outstanding eligible options will remain outstanding in accordance with their terms.

Number of New RSUs You Would Receive if You Tender Your Eligible Options - If you are eligible to participate in the Exchange Offer, you may review the number of new RSUs that you are eligible to receive in exchange for your eligible options by clicking the *Calculator or Elect* tabs.

Vesting - If you decide to exchange your eligible options, your new RSUs granted in the Exchange Offer will vest on the later of one year from the date of grant of the new RSUs (expected to be August 16, 2011, unless the Exchange Offer is extended) and the original stated vesting date of the exchanged options. The specific vesting dates of the new RSUs are listed in the *Calculator or Elect* tabs.

Termination of Employment or Service - If your employment or service with Scientific Games terminates prior to the completion date of the Exchange Offer, you will not be eligible to participate in the Exchange Offer.

The information on this website regarding your eligible options is as of July 19, 2011 and may not be updated to reflect any changes after July 19, 2011, including any changes in the eligibility of the options that you hold as a result of termination of employment or service or otherwise. Any election you make to exchange your options at a time when you are no longer eligible to participate or the option is not eligible for exchange in the Exchange Offer, as a result of termination of your employment or service or otherwise, will not be accepted.

Scientific Games has sole discretion to determine the eligibility of options for exchange under the Exchange Offer and the eligibility of employees and directors to participate in the Exchange Offer. In addition, Scientific Games has sole discretion to determine all questions as to form, validity (including time of receipt), and acceptance of any tender (or withdrawal) of eligible options. As described in the Offer to Exchange, Scientific Games has sole discretion to waive any defect or irregularity in any election with respect to any particular eligible options or any particular eligible employee or director.

Questions

If you have questions about this website, please contact the Human Resources Department at 770-825-4578.

Questions and Answers

Questions and Answers

1. What is the Exchange Offer?

The Exchange Offer is a one-time, voluntary opportunity for eligible employees and directors to exchange all (but not less than all) of their outstanding stock options with an exercise price greater than $11.99 that were granted before July 19, 2010, whether vested or unvested, for a lesser number of new restricted stock units ("RSUs").

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2. How do I know whether I am eligible to participate in the Exchange Offer?

The terms of the Exchange Offer describing eligibility to participate are contained in the Offer to Exchange. You will be eligible to participate in the Exchange Offer if:

Questions and Answers

2. How do I know whether I am eligible to participate in the Exchange Offer?

The terms of the Exchange Offer describing eligibility to participate are contained in the Offer to Exchange. You will be eligible to participate in the Exchange Offer if:

- you are an active employee serving in an eligible location or a director of Scientific Games on the commencement date;
- you remain an active employee serving in an eligible location or a director of Scientific Games through the completion date of the Exchange Offer; and
- you have at least one eligible option (see question 3).

Scientific Games reserves the right to withdraw the Offer to Exchange in any jurisdiction for which it determines that the Exchange Offer would have regulatory, tax or other implications that are inconsistent with Scientific Games' compensation policies and practices. If Scientific Games withdraws the Offer to Exchange in a particular jurisdiction, the Offer to Exchange will not be made to, nor will eligible options be accepted for exchange from or on behalf of, employees in that jurisdiction.

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3. Which of my options are eligible for the Exchange Offer?

Your eligible options are listed in the *Calculator* and *Elect* tabs of this website. Your eligible options are those options that:

- have an exercise price per share greater than $11.99;
- were granted prior to July 19, 2010; and
- remain outstanding and unexercised as of the completion date of the Exchange Offer.

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4. How many new RSUs would I receive if I elect to participate in the Exchange Offer?

Questions and Answers

4. How many new RSUs would I receive if I elect to participate in the Exchange Offer?

If you are eligible and choose to participate in the Exchange Offer, the number of new RSUs you will receive is set forth in the *Calculator* and *Elect* tabs of this website. This number is based on the eligible options that you hold and their exchange ratios, which are also included in *Calculator* and *Elect* tabs.

These exchange ratios were established using a standard but complicated option valuation method called "Black-Scholes," which takes into account a number of inputs and assumptions relating to the eligible options, including our current stock price, the exercise price of the option, a "risk-free" interest rate, a volatility measure related to our stock price and the remaining term of the option. Our Compensation Committee sought to establish exchange ratios that reflected eligible option values that:

- it believed to be fair to non-director employees;
- reflects inputs and assumptions that, as much as practicable, are based on those inputs and assumptions that would be used by market professionals in buying and selling options relating to our common stock; and
- represent exchange values that did not exceed the accounting value of the eligible options at the time the exchange ratios were established in order to comply with the terms of the Exchange Offer approved by our stockholders and so that we are unlikely to incur accounting expense as a result of the Exchange Offer.

The inputs and assumptions used to establish the exchange ratios differ from the inputs and assumptions used by us in valuing our stock options for accounting purposes. In particular, for purposes of establishing the exchange ratios, we used implied stock price volatility estimates based in part on the pricing for our traded options rather than the historical stock price volatility measures that we use in valuing stock options for accounting purposes. This methodology yielded a substantially lower valuation for each eligible option than would have resulted by applying our accounting-based inputs and assumptions.

In the case of eligible options held by our directors (including employees serving as directors), the exchange ratio for a particular option grant will be twice that which would apply to an identical option grant held by an eligible participant who is not a director (*i.e.*, for a particular option grant, the number of eligible options that a director would surrender in exchange for each new RSU is double the number of eligible options that an employee who is not a director holding an identical option grant would surrender in exchange for each new RSU). Accordingly, the exchange ratios that apply

accounting-based inputs and assumptions.

In the case of eligible options held by our directors (including employees serving as directors), the exchange ratio for a particular option grant will be twice that which would apply to an identical option grant held by an eligible participant who is not a director (*i.e.*, for a particular option grant, the number of eligible options that a director would surrender in exchange for each new RSU is double the number of eligible options that an employee who is not a director holding an identical option grant would surrender in exchange for each new RSU). Accordingly, the exchange ratios that apply to eligible options held by our directors (including employees serving as directors) value each such eligible option at 50% of the value ascribed to the eligible option under the exchange ratio methodology described above, and therefore is a value substantially lower than both the value that would have resulted by applying our accounting-based inputs and assumptions and the value that would apply to an identical eligible option held by a non-director employee for purposes of this offer.

The option valuation methodology reflected in the exchange ratios can only estimate the value of the eligible options because there is no trading market for these eligible options, and information derived from the relatively thin trading market in options relating to our common stock may not provide an accurate measure of the value of eligible options.

If the price of Scientific Games common stock increases after the date on which your eligible options are exchanged to a level above the exercise price of the exchanged eligible options, it is possible that the eligible options that you surrendered might have had a greater value than the then value of the new RSUs you received in exchange for those eligible options.

This website includes a tool in the *Calculator* tab that allows you to enter hypothetical future stock prices to see the stock price's effect on the potential future values of your eligible options or new RSUs. Please note that the calculator tool calculates only hypothetical values, and does not predict the actual or future value of Scientific Games stock, your eligible options or any new RSUs you may receive in exchange for eligible options. The values generated by the calculator tool depend on your estimate of the future value of Scientific Games' stock. Click the *Calculator* tab for more information regarding this tool and its limitations.

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5. Can I choose to exchange some of my eligible options and retain others?

Questions and Answers

5. Can I choose to exchange some of my eligible options and retain others?

No. If you hold more than one eligible option, you must elect whether to exchange your eligible options on an "all-or-none" basis. If you wish to exchange any of your eligible options, you must elect to exchange all of your eligible options (not just all options that are part of one grant, but all options of all grants that are eligible to be exchanged). If you have exercised a portion of an eligible option grant before the commencement of the Exchange Offer, only the portion of the option grant which has not yet been exercised will be eligible to be exchanged, together with your other eligible options.

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6. When will my new RSUs vest?

If you decide to exchange your eligible options, your new RSUs will not be vested on their date of grant regardless of whether the exchanged option grant was fully vested. Instead, the new RSUs will generally have a vesting period that ends on the later of one year from the grant date of the new RSUs and the original stated vesting date of the corresponding exchanged options (subject to accelerated vesting in limited circumstances as discussed below).

Thus, if you exchange an eligible option that previously has vested or would become vested on or before the first anniversary of the grant date of the new RSUs, assuming you remain employed by or in service to us, the new RSUs will become vested on the first anniversary of the grant date of the new RSUs (if, as currently expected, the grant date of the new RSUs will be August 16, 2011, that vesting date would be August 16, 2012). If you exchange an eligible option that has a stated vesting date after the first anniversary of the grant date of the new RSUs, assuming you remain employed by or in service to us, your new RSUs granted in exchange for that eligible option will become vested on the same stated vesting date as would have applied to the corresponding exchanged options.

The stated vesting dates for your new RSUs are listed with your eligible options in the *Calculator* and *Elect* tabs.

New RSUs granted in the Exchange Offer will vest only if the holder remains in continuous service as an employee or director who is eligible for vesting under the terms and conditions of the Plan and the applicable RSU agreement and other relevant Scientific Games policies, as each may be amended from time to time, except in limited circumstances. Generally, new RSUs that are not vested at termination of continuous service to Scientific Games and its subsidiaries,

Questions and Answers

6. When will my new RSUs vest?

If you decide to exchange your eligible options, your new RSUs will not be vested on their date of grant regardless of whether the exchanged option grant was fully vested. Instead, the new RSUs will generally have a vesting period that ends on the later of one year from the grant date of the new RSUs and the original stated vesting date of the corresponding exchanged options (subject to accelerated vesting in limited circumstances as discussed below).

Thus, if you exchange an eligible option that previously has vested or would become vested on or before the first anniversary of the grant date of the new RSUs, assuming you remain employed by or in service to us, the new RSUs will become vested on the first anniversary of the grant date of the new RSUs (if, as currently expected, the grant date of the new RSUs will be August 16, 2011, that vesting date would be August 16, 2012). If you exchange an eligible option that has a stated vesting date after the first anniversary of the grant date of the new RSUs, assuming you remain employed by or in service to us, your new RSUs granted in exchange for that eligible option will become vested on the same stated vesting date as would have applied to the corresponding exchanged options.

The stated vesting dates for your new RSUs are listed with your eligible options in the *Calculator* and *Elect* tabs.

New RSUs granted in the Exchange Offer will vest only if the holder remains in continuous service as an employee or director who is eligible for vesting under the terms and conditions of the Plan and the applicable RSU agreement and other relevant Scientific Games policies, as each may be amended from time to time, except in limited circumstances. Generally, new RSUs that are not vested at termination of continuous service to Scientific Games and its subsidiaries, as determined in accordance with the Plan and the applicable RSU agreement, will be forfeited. Regardless of the other vesting terms of your options, the new RSUs will be subject to accelerated vesting in the event of your death or termination of employment or service due to "disability" (as defined in the RSU agreement) prior to the stated vesting date, or upon the occurrence of a "change in control" (as defined in the Plan) prior to the stated vesting date, but the terms of the new RSUs will not be subject to accelerated vesting for any other reason except that, if more favorable vesting terms are required under an employment agreement between Scientific Games and the eligible employee, those terms will apply to that employee's new RSUs as well.

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Questions and Answers

7. How do I decide whether I should participate in the Exchange Offer?

First, review all of the information and materials provided to you in connection with the Exchange Offer, including the Offer to Exchange and the other materials made available or referred to on this website.

In addition to reviewing the information and materials, please note the following:

- It's not a one-for-one exchange. You will receive fewer new RSUs than the number of eligible options you surrender in the Exchange Offer.
- RSUs provide value upon vesting even if our stock price does not increase after the grant date. However, because the exchange ratios for the Exchange Offer are not one-for-one, it is possible that, at some point in the future, options you have exchanged could have become economically more valuable than the new RSUs received by you pursuant to the Exchange Offer. This would occur if the market price of our common stock has risen to a level so that at least some of your eligible options would no longer be underwater.
- To assist in your evaluation, this website includes a tool in the *Calculator* tab that allows you to enter hypothetical future stock prices to see the stock price's effect on the potential future values of your eligible options or new RSUs. Please note that the calculator tool calculates only hypothetical values, and does not predict the actual or future value of Scientific Games stock, your eligible options or any new RSUs you may receive in exchange for eligible options. The values generated by the calculator tool depend on your estimate of the future value of Scientific Games' stock. Click the *Calculator* tab for more information regarding this tool and its limitations.
- New RSUs granted in the Exchange Offer will be subject to new longer vesting schedules than any eligible options that previously have vested or would have become vested within one year after the acceptance of the eligible options surrendered in the Exchange Offer.
- Remember to consider taxes and Social Security and Medicare (or other social insurance contributions). In general, your new RSUs will be taxed, including Social Security and Medicare taxes (or other social insurance contributions), when they vest. In general, such taxes are due on options only at the time of exercise (or in the case of incentive stock options, upon disposition of the option shares), which allows you to control the timing of these tax events. But taxation and social insurance contribution rules vary from country to country, so you will want to review carefully all of the documents provided in connection with the Exchange Offer, including the tax discussion in the Offer to Exchange. If you are a resident of or subject to the tax laws in

Questions and Answers

options or new RSUs. Please note that the calculator tool calculates only hypothetical values, and does not predict the actual or future value of Scientific Games stock, your eligible options or any new RSUs you may receive in exchange for eligible options. The values generated by the calculator tool depend on your estimate of the future value of Scientific Games' stock. Click the *Calculator* tab for more information regarding this tool and its limitations.

- New RSUs granted in the Exchange Offer will be subject to new longer vesting schedules than any eligible options that previously have vested or would have become vested within one year after the acceptance of the eligible options surrendered in the Exchange Offer.
- Remember to consider taxes and Social Security and Medicare (or other social insurance contributions). In general, your new RSUs will be taxed, including Social Security and Medicare taxes (or other social insurance contributions), when they vest. In general, such taxes are due on options only at the time of exercise (or in the case of incentive stock options, upon disposition of the option shares), which allows you to control the timing of these tax events. But taxation and social insurance contribution rules vary from country to country, so you will want to review carefully all of the documents provided in connection with the Exchange Offer, including the tax discussion in the Offer to Exchange. If you are a resident of or subject to the tax laws in more than one country (including in the case in which you have worked in more than one country since the granting of your eligible options), you should be aware that there may be additional or different tax consequences and social insurance contributions that may apply to you.

Please note that no one from Scientific Games is, or will be, authorized to provide you with advice or recommendations or to provide you information not included in this website, the Offer to Exchange or the documents referenced in the Offer to Exchange. You must make your own personal decision as to whether or not to participate in the Exchange Offer. You are strongly encouraged to consult with your personal investment, tax and legal advisor(s) before deciding to participate in the Exchange Offer.

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8. How do I participate in the Exchange Offer?

If you choose to participate in the Exchange Offer, you must make your election no later than 11:59 PM EDT on August 15, 2011 (or such later time and date as may apply if the Exchange Offer is extended).

Scientific Games Stock Option Exchange Offer

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8. How do I participate in the Exchange Offer?

If you choose to participate in the Exchange Offer, you must make your election no later than 11:59 PM EDT on August 15, 2011 (or such later time and date as may apply if the Exchange Offer is extended).

Just follow these simple steps:

1. Log on to this website *(https://www.sgmsoptionexchange.com)*.
2. Enter your username, date of birth, and login password. Your username is your full Scientific Games corporate email address (or, in the case of directors, the email address to which Company-related communications are sent). Your initial login password, if you are a U.S.-based employee, is your employee identification number (this can be found on your paycheck stub). If you are employed outside the U.S. or are a director, you will be provided with your initial login password in a separate email to you from the Human Resources Department. If you have previously registered and assigned yourself a password, use that password. When you have entered the above information, click "Login".
3. You can make your election by clicking the *Elect* tab, checking the "Exchange All Eligible Options" box, scrolling down and reading the important legal information and then clicking the "Submit" button. Confirmation statements for submissions through this website may be obtained by clicking on the "Print Confirmation" button after submitting your election or withdrawal. You should print and save a copy of the confirmation for your records.

If you do not have your login information, please contact the Human Resources Department at 770-825-4578.

If you are employed outside of the U.S., in addition to submitting your election through this website, you must also print out a paper copy of your election form, sign it, and submit it to the Human Resources Department by facsimile to (770) 664-3846, or you may submit a scanned copy of your signed election form by email to sgequityadmin@scientificgames.com, in either case before 11:59 PM EDT on August 15, 2011 (or such later time and date as may apply if the Exchange Offer is extended).

If you are for any reason unable to access this website, you may call call the Human Resources Department at (770)

Important Legal Information

If you are for any reason unable to access this website, you may call call the Human Resources Department at (770) 825-4578 to request a paper copy of an election form and submit a signed copy of the election form to the Human Resources Department by facsimile to (770) 664-3846, or you may submit a scanned copy of your signed election form by email to sgequityadmin@scientificgames.com, in either case before 11:59 PM EDT on August 15, 2011 (or such later time and date as may apply if the Exchange Offer is extended).

If your election or withdrawal is received by us via facsimile, we intend to confirm the receipt of your election and/or any withdrawal by email. If you do not receive a confirmation, it is your responsibility to confirm that we have received your election and/or any withdrawal.

Responses submitted by any other means, including hand delivery, interoffice, U.S. mail (or other post) and Federal Express (or similar delivery service) are not permitted, and will not be accepted.

The delivery of all documents, including elections and withdrawals, is at your own risk. Only responses that are complete and actually received by Scientific Games by the deadline will be accepted.

You can change your election at any time during the offering period; however, the last election that you make, if any, before 11:59 PM EDT on the completion date of the Exchange Offer will be final.

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9. What happens to my eligible options if I choose not to participate or my eligible options are not accepted for exchange?

If you choose not to participate in the Exchange Offer or your eligible options are not accepted for exchange, your eligible options will remain outstanding until you exercise them or they expire by their terms. Your eligible options will retain their current exercise prices, retain their current vesting schedules and remain subject to all of the other terms and conditions, as set forth in the relevant equity compensation plans and agreements related to such eligible options.

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10. May I change my mind and withdraw from the Exchange Offer?

Questions and Answers

10. May I change my mind and withdraw from the Exchange Offer?

Yes. You may change your mind after you have made your election and withdraw your eligible options at any time before 11:59 p.m. EDT on August 15, 2011 (or such later time and date as may apply if the Exchange Offer is extended) by changing your existing election. To change your existing election, you must follow the same steps as making an initial election (see Question 8). For a withdrawal using this website, go to the *Elect* tab, ensure that the "Exchange All Eligible Options" box is unchecked and click the "Submit" button.

Upon submission of a new election, your prior election will be null and void.

Please note that the last valid election that you make, *if any*, before 11:59 p.m. EDT on August 15, 2011 (or such later time and date as may apply if the Exchange Offer is extended) will be final.

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11. What if I withdraw my election and then decide again that I want to participate in the Exchange Offer?

If you have withdrawn your election to participate and then decide again that you would like to participate in the Exchange Offer, you may re-elect to participate by submitting a new properly completed election form before 11:59 p.m. EDT on August 15, 2011 (or such later time and date as may apply if the Exchange Offer is extended).

Please note that the <u>last</u> valid election that you make before 11:59 p.m. EDT on August 15, 2011 (or such later time and date as may apply if the Exchange Offer is extended) will be final.

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12. Why is Scientific Games making the Exchange Offer?

Our equity incentive compensation programs (e.g., stock options, RSUs) link our employees' financial interests to those of our stockholders, and provide a way for our employees to share in the long-term success of Scientific Games.

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- Exchange Offer Overview
- Your Choices
- Questions and Answers
- Important Documents

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12. Why is Scientific Games making the Exchange Offer?

Our equity incentive compensation programs (*e.g.*, stock options, RSUs) link our employees' financial interests to those of our stockholders, and provide a way for our employees to share in the long-term success of Scientific Games.

In recent years, Scientific Games has experienced a significant decline in its stock price in the face of intense price-based competition in the lottery business and unfavorable general economic conditions. This decline in price has resulted in a large number of Scientific Games' employees holding stock options that are deeply "underwater"-making them less effective in helping us meet our goals.

By making this offer, we intend to provide eligible employees and directors with the opportunity to receive RSUs that are more certain to provide compensatory income than the underwater options. As such, we believe this offer provides a valuable means to retain and motivate eligible employees and directors whose energy and dedication is needed to generate renewed revenue and earnings growth and create stockholder value, without significant additional accounting expense to us.

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13. Are there any conditions to the Exchange Offer?

Yes. The completion of the Exchange Offer is subject to a number of customary conditions that are described in Section 7 of the Offer to Exchange. If any of these conditions are not satisfied, Scientific Games will not be obligated to accept and exchange properly tendered eligible options, though Scientific Games may elect to do so at its sole discretion.

The offer is not conditioned upon a minimum number of eligible options being surrendered for exchange or a minimum number of eligible employees participating.

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Important Documents

SG SCIENTIFIC GAMES

Scientific Games Stock Option Exchange Offer

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- Exchange Offer Overview
- Your Choices
- Questions and Answers
- Important Documents

Important Documents

Scientific Games Corporation Offer to Exchange Certain Outstanding Stock Options for Restricted Stock Units

Scientific Games Corporation 2003 Incentive Compensation Plan, as amended and restated

Form of Equity Awards Notice - RSUs - Employees under the Scientific Games Corporation 2003 Incentive Compensation Plan

Form of Equity Awards Notice - RSUs - Non-Employee Directors under the Scientific Games Corporation 2003 Incentive Compensation Plan

Terms and Conditions of Equity Awards to Key Employees under the Scientific Games Corporation 2003 Incentive Compensation Plan

Terms and Conditions of Equity Awards to Non-Employee Directors under the Scientific Games Corporation 2003 Incentive Compensation Plan

Transcript and slides for employee information session

Form of letter to be used to request hardcopy materials

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Exchange Offer Calculator

The table below shows your current outstanding eligible options as of July 19, 2011, the number of new RSUs you would receive if you elect to participate in the Exchange Offer, and vesting information. In addition, the table provides a "calculator" feature that illustrates the hypothetical future value of the number of new RSUs you will receive if you elect to participate in the Exchange Offer as compared to the hypothetical future value of your eligible options if you elect not to participate. To use the calculator feature:

1. Select a hypothetical price for the Scientific Games common stock from the Modeled Stock Price slider above the table.
2. The number of new RSUs that would be issued in exchange for each option grant is shown, based on the eligible options you hold and their exchange ratios. Note that this number of new RSUs is a fixed term of the Exchange Offer, so it is not affected by hypothetical price you select from the Modeled Stock Price slider.
3. Based on the hypothetical price you have selected, the hypothetical market value of the new RSUs and the hypothetical "in-the-money" value of the eligible options is shown in the table. Although the information is presented for your separate eligible options (and for separate vesting tranches for unvested options), you are only permitted to elect to participate in the Exchange Offer on an "all-or-none" basis. The calculator includes "Totals" (at the bottom of the table) that illustrate the comparative hypothetical values of all new RSUs and all eligible options.
4. The table is current as of July 19, 2011, and will not be updated to reflect changes to your eligible options that would result if eligible options expire or are terminated or forfeited before the completion date of the Exchange Offer, or if you cease to be employed or in service to Scientific Games before the completion date. Refer to the Offer to Exchange for more information.
5. If you are ready to make your election and you wish to elect to exchange your eligible options for new RSUs or to withdraw your prior election to exchange, click the *Elect* tab at the top of this page.

Calculate as many scenarios as you wish.

Your Stock Options

Modeled Stock Price: **$10**

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Scientific Games Stock Option Exchange Offer

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Your Stock Options

Modeled Stock Price: **$10**

Grant Year	Grant Date	Exercise Price	Eligible Vested Options	Eligible Unvested Options	Value of Options*	Vesting Date	Exchange Ratio	New RSUs Granted in Exchange**	Value of RSUs	RSU Vesting Date
2004	07/30/2004	$21.15	3,333	0	$0.00	12/21/2010	1.2	1,200	$12,000.00	12/21/2014
2006	07/06/2006	$30.01	20,052	7,448	$0.00	12/21/2010	1.4	1,750	$17,500.00	12/21/2014
2008	03/03/2008	$18.40	1,875	5,625	$0.00	12/21/2010	1.1	2,175	$21,750.00	12/21/2014
				Total:	$0.00			Total:	$51,250.00	

* "Value of Options" is the "in-the-money" or "intrinsic" value. This is calculated as the hypothetical market price of Scientific Games common stock minus the exercise price, with that amount then multiplied by the number of eligible options.

** No fractional new RSUs will be granted. Any fractional RSUs resulting from application of the exchange ratio will be eliminated by rounding down to the nearest whole RSU. Rounding will apply separately to the new RSUs resulting from each separate vesting tranche of eligible options (that is, each portion of an eligible option grant that has a distinct vesting date), except that all previously vested options of a particular grant will be grouped together for purposes of applying the exchange ratio and rounding down to the nearest whole RSU. This column reflects the number of new RSUs that would be granted in the exchange after rounding down fractional RSUs.

IMPORTANT INFORMATION

Please note that the calculator tool calculates only hypothetical values, and does not predict the actual or future value of Scientific Games stock, your eligible

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Scientific Games Stock Option Exchange Offer

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* "Value of Options" is the "in-the-money" or "intrinsic" value. This is calculated as the hypothetical market price of Scientific Games common stock minus the exercise price, with that amount then multiplied by the number of eligible options.

** No fractional new RSUs will be granted. Any fractional RSUs resulting from application of the exchange ratio will be eliminated by rounding down to the nearest whole RSU. Rounding will apply separately to the new RSUs resulting from each separate vesting tranche of eligible options (that is, each portion of an eligible option grant that has a distinct vesting date), except that all previously vested options of a particular grant will be grouped together for purposes of applying the exchange ratio and rounding down to the nearest whole RSU. This column reflects the number of new RSUs that would be granted in the exchange after rounding down fractional RSUs.

IMPORTANT INFORMATION

Please note that the calculator tool calculates only hypothetical values, and does not predict the actual or future value of Scientific Games stock, your eligible options or any new RSUs you may receive in exchange for eligible options. The values generated by the calculator tool depend on your estimate of the future value of Scientific Games' stock. Moreover, the calculator does not take into account other relevant factors that may affect future values such as (1) the time within which the future stock price might be reached and whether that time is before the expiration date of your eligible options, (2) the amount and timing of taxes you would pay in connection with eligible options or new RSUs, (3) the risk that your employment or service with us might terminate before the vesting of unvested eligible options or new RSUs or before the stated expiration date of eligible options, resulting in forfeiture of the awards or early expiration of the eligible options, and (4) other relevant factors. The calculator is being made available to you solely for your convenience, for purposes of providing limited mathematical simulations of the potential value that could be received from exchanging your eligible options for the grant of new RSUs as compared to retaining your eligible options, based solely on potential future prices of Scientific Games stock. The calculator is only an aid and does not in any way change or supplement the terms of the Exchange Offer, nor does it constitute a recommendation as to whether you should or should not participate in the Exchange Offer.

The terms and conditions applicable to the exchange offer and any decision to exchange eligible options by tendering them in the Exchange Offer are contained in the Offer to Exchange.

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Exchange Offer Elections

To participate in the Exchange Offer, check the box "Exchange All Eligible Options." To withdraw your previous election to exchange all eligible options, uncheck the "Exchange All Eligible Options" box. You are permitted to later decide to re-tender your eligible options, which you would do by checking the box once again. In all cases, your selection is not complete until you have clicked on the "Submit" button and followed the instructions on the pages that then open.

*When you've completed making your selections, scroll down and read the Important Legal Information, then click the **Submit** button.*

Your Stock Options

☑ **Exchange All Eligible Options**

Grant Year	Grant Date	Exercise Price	Vested Options	Eligible Unvested Options	Vesting Date	Expiration Date	Exchange Ratio	New RSUs Granted in Exchange*	RSU Vesting Date
2004	07/30/2004	$21.15	3,333	0	12/21/2010	07/30/2014	1.2:1	1,200	12/21/2014
2006	07/06/2006	$30.01	20,052	7,448	12/21/2010	07/06/2016	1.4:1	1,750	12/21/2014
2008	03/03/2008	$18.40	1,875	5,625	12/21/2010	03/03/2018	1.1:1	2,175	12/21/2014
							Total:	5,125	

* No fractional new RSUs will be granted. Any fractional RSUs resulting from application of the exchange ratio will be eliminated by rounding down to the nearest whole RSU. Rounding will apply separately to the new RSUs resulting from each separate vesting tranche of eligible options (that is, each portion of an eligible option grant that has a distinct vesting date), except that all previously vested options of a particular grant will be grouped together for purposes of applying the exchange ratio and rounding down to the nearest whole new RSU. This column reflects the number of new RSUs that would be granted in the exchange after rounding down fractional RSUs.

The table above is current as of July 19, 2011, and will not be updated to reflect changes to your eligible options that would result if eligible options expire or are terminated or forfeited before the completion date of the Exchange Offer, or if you cease to be employed or in service to Scientific Games before the

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Scientific Games Stock Option Exchange Offer

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The table above is current as of July 19, 2011, and will not be updated to reflect changes to your eligible options that would result if eligible options expire or are terminated or forfeited before the completion date of the Exchange Offer, or if you cease to be employed or in service to Scientific Games before the completion date. Refer to the Offer to Exchange for more information.

By electing to exchange your eligible options by tendering them in the Exchange Offer, you are agreeing as follows:

1. I have received and read the Offer to Exchange dated July 19, 2011. I understand and agree to be bound by all the terms and conditions of the Exchange Offer as set forth in the Offer to Exchange.
2. I agree to be bound by my latest properly submitted election form as of 11:59 p.m. Eastern Daylight Time, on the completion date of the Exchange Offer.
3. I hereby sell, assign and transfer to Scientific Games all right, title and interest in and to the eligible options tendered as indicated in the table above and my checking the "Exchange All Eligible Options" box above. Scientific Games' acceptance of the eligible options tendered will constitute a binding agreement between Scientific Games and me.
4. I represent that I have full power and authority to tender the eligible options and that the eligible options I am tendering are not, and at the completion date of the Exchange Offer will not be, encumbered in any way.
5. I understand that when Scientific Games accepts my properly tendered eligible options, the eligible options and my option agreement(s) relating to the eligible options will be cancelled and rendered null and void and I, by tendering such eligible options, irrevocably release all of my rights with respect to such eligible options and such option agreement(s). I agree to surrender to Scientific Games any executed copy of an agreement evidencing an exchanged eligible option upon request by Scientific Games.
6. My election as reflected on this website election form together with the Offer to Exchange constitute my entire agreement with Scientific Games with respect to the Exchange Offer.
7. I have reviewed the page of this website titled *Calculator* and acknowledge that if the price of Scientific Games common stock increases after the date on which my exchanged eligible options are cancelled to a market level above the exercise price of my exchanged eligible options, my cancelled eligible options might have had a value upon exercise greater than the then value of the new RSUs I received in exchange for them.
8. I authorize Scientific Games to collect, use, transfer and share my personal information to the extent Scientific Games deems necessary to facilitate my participation in the Exchange Offer.
9. I will, upon request, promptly execute and/or deliver any additional documents deemed by Scientific Games to be necessary to complete the acceptance of the eligible options tendered and the issuance of new RSUs in exchange for the eligible options.
10. I understand that participation in the Exchange Offer will not be construed as a right to my continued employment or service with Scientific Games ("Scientific Games" includes Scientific Games' subsidiaries, as applicable) for any period, and that my employment or service can be terminated at

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respect to the Exchange Offer.

7. I have reviewed the page of this website titled *Calculator* and acknowledge that if the price of Scientific Games common stock increases after the date on which my exchanged eligible options are cancelled to a market level above the exercise price of my exchanged eligible options, my cancelled eligible options might have had a value upon exercise greater than the then value of the new RSUs I received in exchange for them.
8. I authorize Scientific Games to collect, use, transfer and share my personal information to the extent Scientific Games deems necessary to facilitate my participation in the Exchange Offer.
9. I will, upon request, promptly execute and/or deliver any additional documents deemed by Scientific Games to be necessary to complete the acceptance of the eligible options tendered and the issuance of new RSUs in exchange for the eligible options.
10. I understand that participation in the Exchange Offer will not be construed as a right to my continued employment or service with Scientific Games ("Scientific Games" includes Scientific Games' subsidiaries, as applicable) for any period, and that my employment or service can be terminated at any time by Scientific Games or by me, with or without cause or notice, in accordance with the terms of my employment with Scientific Games. I understand that participation in the Exchange Offer will not alter or affect any provision of my employment or service relationship with Scientific Games (other than to the extent that new RSUs replace eligible options, including any vesting and related terms of new RSUs set forth in the Offer to Exchange or the applicable Equity Award Notice - RSUs and Terms and Conditions of Equity Awards).
11. Scientific Games has advised me to consult with my own investment, tax and legal advisors as to the consequences of participating or not participating in this Exchange Offer before making any decision whether to participate.
12. I understand that, as described in Section 15 of the Offer to Exchange, Scientific Games may extend, amend, withdraw or terminate the Exchange Offer and postpone its acceptance and cancellation of my Eligible Options that I have tendered for exchange. In any such event, I understand that the eligible options tendered for exchange but not accepted will remain in effect with their current terms and conditions.

The Exchange Offer expires at 11:59 p.m., Eastern Daylight Time, on Monday, August 15, 2011, unless extended by Scientific Games. You can change your decision until expiration of the Exchange Offer on the completion date, as the system will remain open virtually 24 hours a day until such time. Your election outstanding as of 11:59 p.m. Eastern Daylight Time, on the completion date will be your final, recorded decision. If you do not make an election for all of your outstanding eligible options, they will not be exchanged and will remain outstanding.

Be sure to print a confirmation of your election after you click "Submit" below.

Submit

Confirmation Message
(Elect to Exchange)

You have chosen to exchange all of your eligible options at this time. Please print the election for your records. You may change your election at any time prior to the completion date of the Exchange Offer. However, the last election submitted will be your final decision. You will have no future opportunity to change your election after 11:59 p.m., Eastern Daylight Time, on Monday, August 15, 2011, unless the Option Exchange Offer is extended by Scientific Games.

Please note that if you are an employee located in a work location outside of the United States, your election will not be valid unless you facsimile your signed Confirmation sheet to (770) 664-3846 prior to the completion date of the Exchange Offer. Alternatively, you may scan the signed Confirmation sheet and email to sgequityadmin@scientificgames.com. No elections will be accepted from international employees without the faxed or emailed Confirmation sheet.

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Scientific Games Stock Option Exchange Offer

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Exchange Offer Print Elections

You may make changes to your election at anytime prior to the Completion Date by logging back into the Stock Option Exchange Election Site and making new elections. The last election submitted prior to the Completion Date will be your final decision.

To exchange your Eligible Options by tendering them in the Exchange Offer, check the box "Exchange All Eligible Options" below. To withdraw your decision to exchange Eligible Options by tendering them, uncheck the box below. You may re-tender your Eligible Options by checking the box once again.

Your Stock Options

☑ **Exchange All Eligible Options**

Grant Year	Grant Date	Exercise Price	Vested Options	Eligible Unvested Options	Vesting Date	Expiration Date	Exchange Ratio	New RSUs Granted in Exchange*	RSUs Vesting Date
2004	07/30/2004	$21.15	3,333	0	12/21/2010	07/30/2014	1.2:1	1,200	12/21/2014
2006	07/06/2006	$30.01	20,052	7,448	12/21/2010	07/06/2016	1.4:1	1,750	12/21/2014
2008	03/03/2008	$18.40	1,875	5,625	12/21/2010	03/03/2018	1.1:1	2,175	12/21/2014
							Total:	5,125	

* No fractional new RSUs will be granted. Any fractional RSUs resulting from application of the exchange ratio will be eliminated by rounding down to the nearest whole RSU. Rounding will apply separately to the new RSUs resulting from each separate vesting tranche of eligible options (that is, each portion of an eligible option grant that has a distinct vesting date), except that all previously vested options of a particular grant will be grouped together for purposes of applying the exchange ratio and rounding down to the nearest whole RSU. This column reflects the number of new RSUs that would be granted in the exchange after rounding down fractional RSUs.

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(Page 2 of 3)

The table above is current as of July 19, 2011, and will not be updated to reflect changes to your eligible options that would result if eligible options expire or are terminated or forfeited before the completion date of the Exchange Offer, or if you cease to be employed or in service to Scientific Games before the completion date. Refer to the Offer to Exchange for more information.

By electing to exchange your eligible options by tendering them in the Exchange Offer, you are agreeing as follows:

1. I have received and read the Offer to Exchange dated July 19, 2011. I understand and agree to be bound by all the terms and conditions of the Exchange Offer as set forth in the Offer to Exchange.
2. I agree to be bound by my latest properly submitted election form as of 11:59 p.m. Eastern Daylight Time, on the completion date of the Exchange Offer.
3. I hereby sell, assign and transfer to Scientific Games all right, title and interest in and to the eligible options tendered as indicated in the table above and my checking the "Exchange All Eligible Options" box above. Scientific Games' acceptance of the eligible options tendered will constitute a binding agreement between Scientific Games and me.
4. I represent that I have full power and authority to tender the eligible options and that the eligible options I am tendering are not, and at the completion date of the Exchange Offer will not be, encumbered in any way.
5. I understand that when Scientific Games accepts my properly tendered eligible options, the eligible options and my option agreement(s) relating to the eligible options will be cancelled and rendered null and void and I, by tendering such eligible options, irrevocably release all of my rights with respect to such eligible options and such option agreement(s). I agree to surrender to Scientific Games any executed copy of an agreement evidencing an exchanged eligible option upon request by Scientific Games.
6. My election as reflected on this website election form together with the Offer to Exchange constitute my entire agreement with Scientific Games with respect to the Exchange Offer.
7. I have reviewed the page of this website titled *Calculator* and acknowledge that if the price of Scientific Games common stock increases after the date on which my exchanged eligible options are cancelled to a market level above the exercise price of my exchanged eligible options, my cancelled eligible options might have had a value upon exercise greater than the then value of the new RSUs I received in exchange for them.
8. I authorize Scientific Games to collect, use, transfer and share my personal information to the extent Scientific Games deems necessary to facilitate my participation in the Exchange Offer.
9. I will, upon request, promptly execute and/or deliver any additional documents deemed by Scientific Games to be necessary to complete the acceptance of the eligible options tendered and the issuance of new RSUs in exchange for the eligible options.
10. I understand that participation in the Exchange Offer will not be construed as a right to my continued employment or service with Scientific Games ("Scientific Games" includes Scientific Games' subsidiaries, as applicable) for any period, and that my employment or service can be terminated at any time by Scientific Games or by me, with or without cause or notice, in accordance with the terms of my employment with Scientific Games. I understand that participation in the Exchange Offer will not alter or affect any provision of my employment or service relationship with Scientific Games (other than to the extent that new RSUs replace eligible options, including any vesting and related terms of new RSUs set forth in the Offer to Exchange or the applicable Equity Award Notice - RSUs and Terms and Conditions of Equity Awards).
11. Scientific Games has advised me to consult with my own investment, tax and legal advisors as to the consequences of participating or not participating in this Exchange Offer before making any decision whether to participate.
12. I understand that, as described in Section 15 of the Offer to Exchange, Scientific Games may extend, amend, withdraw or terminate the Exchange Offer and postpone its acceptance and cancellation of my Eligible Options that I have tendered for exchange. In any such event, I understand that the eligible options tendered for exchange but not accepted will remain in effect with their current terms and conditions.

The Exchange Offer expires at 11:59 p.m., Eastern Daylight Time, on Monday, August 15, 2011, unless extended by Scientific Games. You can change your decision until expiration of the Exchange Offer on the completion date, as the system will remain open virtually 24 hours a day until such time. Your election

Print Confirmation (Elect to Exchange)

(Page 3 of 3)

agreement between Scientific Games and me.

4. I represent that I have full power and authority to tender the eligible options and that the eligible options I am tendering are not, and at the completion date of the Exchange Offer will not be, encumbered in any way.
5. I understand that when Scientific Games accepts my properly tendered eligible options, the eligible options and my option agreement(s) relating to the eligible options will be cancelled and rendered null and void and I, by tendering such eligible options, irrevocably release all of my rights with respect to such eligible options and such option agreement(s). I agree to surrender to Scientific Games any executed copy of an agreement evidencing an exchanged eligible option upon request by Scientific Games.
6. My election as reflected on this website election form together with the Offer to Exchange constitute my entire agreement with Scientific Games with respect to the Exchange Offer.
7. I have reviewed the page of this website titled *Calculator* and acknowledge that if the price of Scientific Games common stock increases after the date on which my exchanged eligible options are cancelled to a market level above the exercise price of my exchanged eligible options, my cancelled eligible options might have had a value upon exercise greater than the then value of the new RSUs I received in exchange for them.
8. I authorize Scientific Games to collect, use, transfer and share my personal information to the extent Scientific Games deems necessary to facilitate my participation in the Exchange Offer.
9. I will, upon request, promptly execute and/or deliver any additional documents deemed by Scientific Games to be necessary to complete the acceptance of the eligible options tendered and the issuance of new RSUs in exchange for the eligible options.
10. I understand that participation in the Exchange Offer will not be construed as a right to my continued employment or service with Scientific Games ("Scientific Games" includes Scientific Games' subsidiaries, as applicable) for any period, and that my employment or service can be terminated at any time by Scientific Games or by me, with or without cause or notice, in accordance with the terms of my employment with Scientific Games. I understand that participation in the Exchange Offer will not alter or affect any provision of my employment or service relationship with Scientific Games (other than to the extent that new RSUs replace eligible options, including any vesting and related terms of new RSUs set forth in the Offer to Exchange or the applicable Equity Award Notice - RSUs and Terms and Conditions of Equity Awards).
11. Scientific Games has advised me to consult with my own investment, tax and legal advisors as to the consequences of participating or not participating in this Exchange Offer before making any decision whether to participate.
12. I understand that, as described in Section 15 of the Offer to Exchange, Scientific Games may extend, amend, withdraw or terminate the Exchange Offer and postpone its acceptance and cancellation of my Eligible Options that I have tendered for exchange. In any such event, I understand that the eligible options tendered for exchange but not accepted will remain in effect with their current terms and conditions.

The Exchange Offer expires at 11:59 p.m., Eastern Daylight Time, on Monday, August 15, 2011, unless extended by Scientific Games. You can change your decision until expiration of the Exchange Offer on the completion date, as the system will remain open virtually 24 hours a day until such time. Your election outstanding as of 11:59 p.m. Eastern Daylight Time, on the completion date will be your final, recorded decision. If you do not make an election for all of your outstanding eligible options, they will not be exchanged and will remain outstanding.

Please note that if you are an employee located in a work location outside of the United States, your election will not be valid unless you fax a signed and dated copy of the confirmation statement to (770) 664-3846 prior to the Completion Date.

Signature ________________________________ **Date** ________________

Tuesday July 19, 2011, 12:02 AM

Post-Election Message

Scientific Games Stock Option Exchange Offer

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Exchange Offer Elections

To participate in the Exchange Offer, check the box "Exchange All Eligible Options." To withdraw your previous election to exchange all eligible options, uncheck the "Exchange All Eligible Options" box. You are permitted to later decide to re-tender your eligible options, which you would do by checking the box once again. In all cases, your selection is not complete until you have clicked on the "Submit" button and followed the instructions on the pages that then open.

Thank you for submitting your election. You may make new selections or log out at this time.

Your Stock Options

☑ **Exchange All Eligible Options**

Grant Year	Grant Date	Exercise Price	Vested Options	Eligible Unvested Options	Vesting Date	Expiration Date	Exchange Ratio	New RSUs Granted in Exchange*	RSU Vesting Date
2004	07/30/2004	$21.15	3,333	0	12/21/2010	07/30/2014	1.2:1	1,200	12/21/2014
2006	07/06/2006	$30.01	20,052	7,448	12/21/2010	07/06/2016	1.4:1	1,750	12/21/2014
2008	03/03/2008	$18.40	1,875	5,625	12/21/2010	03/03/2018	1.1:1	2,175	12/21/2014
							Total:	5,125	

* No fractional new RSUs will be granted. Any fractional RSUs resulting from application of the exchange ratio will be eliminated by rounding down to the nearest whole RSU. Rounding will apply separately to the new RSUs resulting from each separate vesting tranche of eligible options (that is, each portion of an eligible option grant that has a distinct vesting date), except that all previously vested options of a particular grant will be grouped together for purposes of applying the exchange ratio and rounding down to the nearest whole new RSU. This column reflects the number of new RSUs that would be granted in the exchange after rounding down fractional RSUs.

The table above is current as of July 19, 2011, and will not be updated to reflect changes to your eligible options that would result if eligible options expire or are terminated or forfeited before the completion date of the Exchange Offer, or if you cease to be employed or in service to Scientific Games before the

Confirmation Message
(Elect Not to Exchange)

You have chosen to not exchange your eligible options at this time. Remember, you will have no future opportunity to change your election after 11:59 p.m., Eastern Daylight Time, on Monday, August 15, 2011, unless the Exchange Offer is extended by Scientific Games. If you do not elect to exchange your eligible options, they will remain outstanding, in accordance with their terms.

Please note that if you are an employee located in a work location outside of the United States, your election will not be valid unless you facsimile your signed Confirmation sheet to (770) 664-3846 prior to the completion date of the Exchange Offer. Alternatively, you may scan the signed Confirmation sheet and email to sgequityadmin@scientificgames.com. No elections will be accepted from international employees without the faxed or emailed Confirmation sheet.

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Print Confirmation (Elect Not to Exchange)
(Page 1 of 3)

Scientific Games Stock Option Exchange Offer

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Confirmation Number: testcase1-20110

Exchange Offer Print Elections

You may make changes to your election at anytime prior to the Completion Date by logging back into the Stock Option Exchange Election Site and making new elections. The last election submitted prior to the Completion Date will be your final decision.

To exchange your Eligible Options by tendering them in the Exchange Offer, check the box "Exchange All Eligible Options" below. To withdraw your decision to exchange Eligible Options by tendering them, uncheck the box below. You may re-tender your Eligible Options by checking the box once again.

Your Stock Options

☐ **Exchange All Eligible Options**

Grant Year	Grant Date	Exercise Price	Vested Options	Eligible Unvested Options	Vesting Date	Expiration Date	Exchange Ratio	New RSUs Granted in Exchange*	RSUs Vesting Date	
2004	07/30/2004	$21.15	3,333	0	12/21/2010	07/30/2014	1.2:1	0		07/30/2014
2006	07/06/2006	$30.01	20,052	7,448	12/21/2010	07/06/2016	1.4:1	0		07/06/2016
2008	03/03/2008	$18.40	1,875	5,625	12/21/2010	03/03/2018	1.1:1	0		03/03/2018
							Total:	0		

* No fractional new RSUs will be granted. Any fractional RSUs resulting from application of the exchange ratio will be eliminated by rounding down to the nearest whole RSU. Rounding will apply separately to the new RSUs resulting from each separate vesting tranche of eligible options (that is, each portion of an eligible option grant that has a distinct vesting date), except that all previously vested options of a particular grant will be grouped together for purposes of applying the exchange ratio and rounding down to the nearest whole RSU. This column reflects the number of new RSUs that would be granted in the exchange after rounding down fractional RSUs.

Print Confirmation (Elect Not to Exchange)
(Page 2 of 3)

The table above is current as of July 19, 2011, and will not be updated to reflect changes to your eligible options that would result if eligible options expire or are terminated or forfeited before the completion date of the Exchange Offer, or if you cease to be employed or in service to Scientific Games before the completion date. Refer to the Offer to Exchange for more information.

By electing to exchange your eligible options by tendering them in the Exchange Offer, you are agreeing as follows:

1. I have received and read the Offer to Exchange dated July 19, 2011. I understand and agree to be bound by all the terms and conditions of the Exchange Offer as set forth in the Offer to Exchange.
2. I agree to be bound by my latest properly submitted election form as of 11:59 p.m. Eastern Daylight Time, on the completion date of the Exchange Offer.
3. I hereby sell, assign and transfer to Scientific Games all right, title and interest in and to the eligible options tendered as indicated in the table above and my checking the "Exchange All Eligible Options" box above. Scientific Games' acceptance of the eligible options tendered will constitute a binding agreement between Scientific Games and me.
4. I represent that I have full power and authority to tender the eligible options and that the eligible options I am tendering are not, and at the completion date of the Exchange Offer will not be, encumbered in any way.
5. I understand that when Scientific Games accepts my properly tendered eligible options, the eligible options and my option agreement(s) relating to the eligible options will be cancelled and rendered null and void and I, by tendering such eligible options, irrevocably release all of my rights with respect to such eligible options and such option agreement(s). I agree to surrender to Scientific Games any executed copy of an agreement evidencing an exchanged eligible option upon request by Scientific Games.
6. My election as reflected on this website election form together with the Offer to Exchange constitute my entire agreement with Scientific Games with respect to the Exchange Offer.
7. I have reviewed the page of this website titled *Calculator* and acknowledge that if the price of Scientific Games common stock increases after the date on which my exchanged eligible options are cancelled to a market level above the exercise price of my exchanged eligible options, my cancelled eligible options might have had a value upon exercise greater than the then value of the new RSUs I received in exchange for them.
8. I authorize Scientific Games to collect, use, transfer and share my personal information to the extent Scientific Games deems necessary to facilitate my participation in the Exchange Offer.
9. I will, upon request, promptly execute and/or deliver any additional documents deemed by Scientific Games to be necessary to complete the acceptance of the eligible options tendered and the issuance of new RSUs in exchange for the eligible options.
10. I understand that participation in the Exchange Offer will not be construed as a right to my continued employment or service with Scientific Games ("Scientific Games" includes Scientific Games' subsidiaries, as applicable) for any period, and that my employment or service can be terminated at any time by Scientific Games or by me, with or without cause or notice, in accordance with the terms of my employment with Scientific Games. I understand that participation in the Exchange Offer will not alter or affect any provision of my employment or service relationship with Scientific Games (other than to the extent that new RSUs replace eligible options, including any vesting and related terms of new RSUs set forth in the Offer to Exchange or the applicable Equity Award Notice - RSUs and Terms and Conditions of Equity Awards).
11. Scientific Games has advised me to consult with my own investment, tax and legal advisors as to the consequences of participating or not participating in this Exchange Offer before making any decision whether to participate.
12. I understand that, as described in Section 15 of the Offer to Exchange, Scientific Games may extend, amend, withdraw or terminate the Exchange Offer and postpone its acceptance and cancellation of my Eligible Options that I have tendered for exchange. In any such event, I understand that the eligible options tendered for exchange but not accepted will remain in effect with their current terms and conditions.

The Exchange Offer expires at 11:59 p.m., Eastern Daylight Time, on Monday, August 15, 2011, unless extended by Scientific Games. You can change your

Print Confirmation (Elect Not to Exchange)
(Page 3 of 3)

4. I represent that I have full power and authority to tender the eligible options and that the eligible options I am tendering are not, and at the completion date of the Exchange Offer will not be, encumbered in any way.
5. I understand that when Scientific Games accepts my properly tendered eligible options, the eligible options and my option agreement(s) relating to the eligible options will be cancelled and rendered null and void and I, by tendering such eligible options, irrevocably release all of my rights with respect to such eligible options and such option agreement(s). I agree to surrender to Scientific Games any executed copy of an agreement evidencing an exchanged eligible option upon request by Scientific Games.
6. My election as reflected on this website election form together with the Offer to Exchange constitute my entire agreement with Scientific Games with respect to the Exchange Offer.
7. I have reviewed the page of this website titled *Calculator* and acknowledge that if the price of Scientific Games common stock increases after the date on which my exchanged eligible options are cancelled to a market level above the exercise price of my exchanged eligible options, my cancelled eligible options might have had a value upon exercise greater than the then value of the new RSUs I received in exchange for them.
8. I authorize Scientific Games to collect, use, transfer and share my personal information to the extent Scientific Games deems necessary to facilitate my participation in the Exchange Offer.
9. I will, upon request, promptly execute and/or deliver any additional documents deemed by Scientific Games to be necessary to complete the acceptance of the eligible options tendered and the issuance of new RSUs in exchange for the eligible options.
10. I understand that participation in the Exchange Offer will not be construed as a right to my continued employment or service with Scientific Games ("Scientific Games" includes Scientific Games' subsidiaries, as applicable) for any period, and that my employment or service can be terminated at any time by Scientific Games or by me, with or without cause or notice, in accordance with the terms of my employment with Scientific Games. I understand that participation in the Exchange Offer will not alter or affect any provision of my employment or service relationship with Scientific Games (other than to the extent that new RSUs replace eligible options, including any vesting and related terms of new RSUs set forth in the Offer to Exchange or the applicable Equity Award Notice - RSUs and Terms and Conditions of Equity Awards).
11. Scientific Games has advised me to consult with my own investment, tax and legal advisors as to the consequences of participating or not participating in this Exchange Offer before making any decision whether to participate.
12. I understand that, as described in Section 15 of the Offer to Exchange, Scientific Games may extend, amend, withdraw or terminate the Exchange Offer and postpone its acceptance and cancellation of my Eligible Options that I have tendered for exchange. In any such event, I understand that the eligible options tendered for exchange but not accepted will remain in effect with their current terms and conditions.

The Exchange Offer expires at 11:59 p.m., Eastern Daylight Time, on Monday, August 15, 2011, unless extended by Scientific Games. You can change your decision until expiration of the Exchange Offer on the completion date, as the system will remain open virtually 24 hours a day until such time. Your election outstanding as of 11:59 p.m. Eastern Daylight Time, on the completion date will be your final, recorded decision. If you do not make an election for all of your outstanding eligible options, they will not be exchanged and will remain outstanding.

Please note that if you are an employee located in a work location outside of the United States, your election will not be valid unless you fax a signed and dated copy of the confirmation statement to (770) 664-3846 prior to the Completion Date.

Signature ______________________________ **Date** ________________

Tuesday July 19, 2011, 12:39 AM

Important Legal Information
(Page 1 of 2)

Scientific Games Stock Option Exchange Offer

Important Legal Information

This communication is being made in respect to the offer by Scientific Games Corporation ("Scientific Games," "we," "us" or "our") to exchange all (but not less than all) of your eligible options for a lesser number of new restricted stock units (RSUs) on the terms and subject to the conditions set forth in the Offer to Exchange (the "Exchange Offer").

In connection with the Exchange Offer, Scientific Games has filed with the Securities and Exchange Commission ("SEC") a Tender Offer Statement on Schedule TO, which includes the Offer to Exchange and other exhibits. Before making any decision whether to exchange your eligible options in the Exchange Offer, you are urged to read the Schedule TO (including the Offer to Exchange and the other exhibits) carefully because it contains important information about the Exchange Offer. You are also urged to read the additional SEC filings referred to in Section 17 of the Offer to Exchange before making any decision whether to exchange your eligible options in the Exchange Offer.

You may obtain a copy of the Schedule TO (including the Offer to Exchange and the other exhibits) and our other SEC filings, without charge, at the SEC's Internet site (http://www.sec.gov). You may also obtain a copy of any of the documents to which we have referred you (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents), without charge, by writing to us at Scientific Games Corporation, 750 Lexington Avenue, 25th Floor, New York, New York 10022, Attention: Secretary, or by calling us at (212) 318-9198.

Participating in the Exchange Offer involves a number of risks and uncertainties. Some of these risks and uncertainties are described in the Offer to Exchange. You should carefully review these risks and uncertainties, and the other information contained in the Offer to Exchange (including the schedules to the Offer to Exchange), and in our other filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. You are also strongly encouraged to consult with your personal investment, tax and/or legal advisor(s) before deciding to participate in the Exchange Offer.

None of Scientific Games, its Board of Directors or the Compensation Committee of the Board of Directors makes any recommendation to you as to whether you should exchange, or refrain from exchanging, your eligible options in the Exchange Offer. You must make your own decision regarding whether to participate in the Exchange Offer after taking into account your own personal circumstances and preferences.

The Exchange Offer is not being made to, nor will tenders of options be accepted from or on behalf of, holders in any jurisdiction in which the making of the offer or the acceptance of any tender of options thereby would not be in compliance with the laws of such jurisdiction.

Important Legal Information

Scientific Games Stock Option Exchange Offer

You may obtain a copy of the Schedule TO (including the Offer to Exchange and the other exhibits) and our other SEC filings, without charge, at the SEC's Internet site (http://www.sec.gov). You may also obtain a copy of any of the documents to which we have referred you (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents), without charge, by writing to us at Scientific Games Corporation, 750 Lexington Avenue, 25th Floor, New York, New York 10022, Attention: Secretary, or by calling us at (212) 318-9198.

Participating in the Exchange Offer involves a number of risks and uncertainties. Some of these risks and uncertainties are described in the Offer to Exchange. You should carefully review these risks and uncertainties, and the other information contained in the Offer to Exchange (including the schedules to the Offer to Exchange), and in our other filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. You are also strongly encouraged to consult with your personal investment, tax and/or legal advisor(s) before deciding to participate in the Exchange Offer.

None of Scientific Games, its Board of Directors or the Compensation Committee of the Board of Directors makes any recommendation to you as to whether you should exchange, or refrain from exchanging, your eligible options in the Exchange Offer. You must make your own decision regarding whether to participate in the Exchange Offer after taking into account your own personal circumstances and preferences.

The Exchange Offer is not being made to, nor will tenders of options be accepted from or on behalf of, holders in any jurisdiction in which the making of the offer or the acceptance of any tender of options thereby would not be in compliance with the laws of such jurisdiction.

Neither participation in the Exchange Offer nor the Offer to Exchange should be construed to give any person the right to remain in the employ or service of Scientific Games (or any subsidiary) or to affect Scientific Games' (or any subsidiary's) right to terminate the employment or service of any person at any time with or without cause to the extent permitted under law (subject to the terms of any applicable employment agreement). Neither participation in the Exchange Offer nor the Offer to Exchange should be considered a contract or guarantee of wages or compensation.

Scientific Games reserves the right to amend or terminate its equity compensation plans at any time in accordance with the terms of such plans. The grant of RSUs under the Scientific Games 2003 Incentive Compensation Plan, as amended and restated (the "Plan") and the Exchange Offer do not in any way obligate Scientific Games to grant additional RSUs or other equity awards or offer further opportunities to participate in any offer to exchange options in the future. Scientific Games does not currently expect to make an offer to exchange options in the future. The grant of any RSUs under the Plan and the Exchange Offer are wholly discretionary in nature and are not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy, termination or similar pay.

Tuesday July 19, 2011, 12:09 AM